EXHIBIT 10.15.2

                                    November 25, 1998

First Union National Bank,
as Administrative Agent
and Lender under the Credit
Agreement referred to below

Wachovia Bank, N.A. as Lender
under the Credit Agreement
referred to below

     RE:   SUMMIT PROPERTIES PARTNERSHIP, L.P.  SENIOR UNSECURED CREDIT FACILITY

Ladies and Gentlemen:

      Reference is hereby made to that certain Credit Agreement dated as of March 27, 1998 (the "CREDIT AGREEMENT") among Summit Properties Partnership, L.P., as borrower, Summit Properties, Inc., as guarantor, the banks named therein and First Union National Bank, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

      In accordance with Section 2.1(d) of the Credit Agreement, we requested, pursuant to a letter dated September 21, 1998, that each of the Lenders increase their Commitments in order to increase the aggregate amount of Commitments under the credit facility to $200,000,000.

      First Union National Bank ("FIRST UNION") and Wachovia Bank N.A. ("WACHOVIA" and together with First Union, the "INCREASING LENDERS") have agreed to increase their Commitments by $15,000,000 and $10,000,000, respectively.

      By consenting to this letter (i) First Union hereby confirms that its Commitment shall be increased from $35,000,000 to $50,000,000 and (ii) Wachovia hereby confirms that its Commitment shall be increased from $35,000,000 to $45,000,000. The aggregate amount of Commitments under the Credit Agreement shall be increased from $175,000,000 to $200,000,000. As of the date hereof, each reference to the "COMMITMENTS" in the Credit Agreement and the other Loan Documents shall be a reference to the Commitments as increased hereby. Notwithstanding anything to the contrary set forth in this letter, this letter shall not increase the Commitments of any Lender (other than the Increasing Lenders).

      Please evidence your agreement to the foregoing by consenting to this letter in the space provided below. This letter shall be effective upon the execution by you of this letter subject however to (a) your receipt of duly executed replacement Revolving Notes revised to reflect the

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increased Commitments and (b) your receipt of all fees set forth in those certain fee letters dated the date hereof. Furthermore, we agree to (i) promptly provide to each of the Lenders' duly executed replacement Competitive Notes revised to reflect the increased Commitments and (ii) pay all reasonable costs and expenses (including, without limitation, reasonable fees and expenses of counsel) incurred in connection with the foregoing. Promptly after receipt of the replacement Revolving Notes referred to above (or any other Note replaced as a consequence of the increase in the Commitments contemplated hereby) First Union and Wachovia hereby agree to deliver to the Borrower the original Notes so replaced. Section 2.1 of the Credit Agreement provides that the consent of the Lenders (other than the Increasing Lenders) is not required to approve the increase of the Commitments.

      This letter may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same letter.

                   SUMMIT PROPERTIES PARTNERSHIP, L.P., doing business in North Carolina as Summit Properties Partnership, Limited Partnership, as borrower

                   By: SUMMIT PROPERTIES, INC., its general partner

                   By: /s/ Gregg D. Adzema
                       ----------------------------------------------
                       Name: Gregg D. Adzema
                       Title: Vice President-Finance

                   SUMMIT PROPERTIES, INC., as guarantor

                   By: /s/ Gregg D. Adzema
                       ----------------------------------------------
                       Name: Gregg D. Adzema
                       Title: Vice President-Finance

AGREED AND CONSENTED TO:

FIRST UNION NATIONAL BANK,
as Administrative Agent and Lender

By: /s/ David M. Blackman
    ---------------------------------------------
    Name: David M. Blackman
    Title: Vice President

WACHOVIA BANK, N. A.

By: /s/ Wayne A. Osellia
    ---------------------------------------------
    Name: Wayne A. Osellia
    Title: Senior Vice President

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cc:   The Financial Institutions
      set forth on Schedule I


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                                  SCHEDULE I


      LENDER
Bank of America
(formerly NationsBank, N.A.)

Commerzbank, A.G.,
Atlanta Agency

PNC Bank, National Association

AmSouth Bank